SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               [Amendment No.___]

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material under U 240.14a-12

                               USURF AMERICA, INC
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         __________________________________________________________________

         2) Aggregate number of securities to which transaction applies:

         __________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         __________________________________________________________________

         4) Proposed maximum aggregate value of transaction:

         __________________________________________________________________

         5) Total fee paid:

         __________________________________________________________________

|_|      Fee paid previously with written preliminary materials.

|_|      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: ____________________________________________

         2) Form Schedule or Registration Statement No.: _______________________

         3) Filing Party: ______________________________________________________

         4) Date Filed: ________________________________________________________

                               USURF America, Inc.
                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                            Telephone (303) 285-5379

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          IN LIEU OF AN ANNUAL MEETING
                             TO BE HELD JUNE 9, 2005

To Our Shareholder:

      The Special Meeting of Shareholders of USURF America, Inc. (the "Company") will be held on Thursday, June 9, 2005, at 10:00 a.m. (Local Time), at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021, for the following purposes:

      (1) ELECTION OF FIVE DIRECTORS. To elect the five persons listed in the Proxy Statement that accompanies this Notice to serve as directors of the Company until our next annual meeting of shareholders, or until their respective successors are elected and qualified.

      (2) RATIFICATION AND APPROVAL OF AUDITORS. To ratify the selection of AJ. Robbins, PC as the Company's independent auditors for the fiscal years ending December 31, 2004 and December 31, 2005.

      (3) APPROVAL OF AMENDMENT TO INCREASE OUR AUTHORIZED COMMON SHARES. To amend our Articles of Incorporation to increase the common shares we have authority to issue from 400,000,000 shares of common stock to 800,000,000 shares of common stock.

      (4) APPROVAL OF REVERSE COMMON STOCK SPLIT. To give our Board of Directors the discretionary authority, prior to the next annual meeting of shareholders, if the Board deems it in the best interest of the Shareholders, to amend our Articles of Incorporation to effect a reverse stock split of one of the following amounts: i) one share of common stock for three shares of common stock; ii) one share of common stock for five shares of common stock, iii) one share of common stock for seven shares of common stock or iv) one share of common stock for ten shares of common stock

      (5) APPROVAL OF FORWARD COMMON STOCK SPLIT. To give our Board of Directors the discretionary authority, prior to the next annual meeting of shareholders, if the Board deems it in the best interest of the Shareholders, to amend our Articles of Incorporation to effect a forward stock split of two common shares of common stock for each one share of common stock.

      (6) APPROVAL OF THE CHANGE OF THE COMPANY'S NAME. To amend our Articles of Incorporation to change the name of the Company from USURF America, Inc. to Cardinal Communications, Inc.

      (7) OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Shareholders of record at the close of business on Thursday, April 21, 2005 are entitled to notice of and to vote at the Special Meeting and at any continuation or adjournments thereof.

      All shareholders are cordially invited to attend the Special Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope as promptly as possible, whether or not you plan to attend the Special Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. Even though you return your proxy, you may nevertheless attend the Special Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

                                              By Order of the Board of Directors

                                              /s/ David A. Weisman
                                              --------------------
                                              President & CEO
                                              April 22, 2005

                               USURF America, Inc.
                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                            Telephone (303) 285-5379

                                _________________

                                 PROXY STATEMENT

          SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL MEETING

                           TO BE HELD ON JUNE 9, 2005

                                _________________

                                VOTING AND PROXY

      This Proxy Statement is furnished to holders of Common Stock, par value $.0001 per share (the "Common Stock"), Series A Preferred Stock, par value $.0001 per share (the "Series A Stock") and Series B Preferred Stock, par value $.0001 per share (the "Series B Stock"), of USURF America, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of the accompanying proxy on behalf of the Board of Directors of the Company (the "Board") for use at the 2005 special meeting of the Company's shareholders in lieu of an annual meeting (the "Special Meeting") and at any adjournment(s) or postponement(s) thereof. The Special Meeting will be held at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021, on June 9, 2005, at 10:00 a.m. (local time), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

      When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Special Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted (i) for the election of the Board's nominees as directors as set forth in the Proxy Statement; (ii) for the ratification of the selection of AJ. Robbins, PC as the Company's independent auditors for the fiscal years ending December 31, 2004 and December 31, 2005; (iii) for an amendment of the Articles of Incorporation of the Company to increase the authorized number of common shares from 400,000,000 to 800,000,000; (iv) to give our Board of Directors the discretionary authority, if the Board deems it in the best interest of the Shareholders, to amend our Articles of Incorporation to effect a reverse stock split prior to the next annual meeting of shareholders of one of the following amounts: a)one share of common stock for three shares of common stock; b) one share of common stock for five shares of common stock, c) one share of common stock for seven shares of common stock or d) one share of common stock for ten shares of common stock; (v) to give our Board of Directors the discretionary authority, if the Board deems it in the best interest of the Shareholders, prior to the next annual meeting of shareholders, to amend our Articles of Incorporation to effect a forward stock split of two common shares of common stock for each one share of common stock; and vi) to change the name of our Company from Usurf America, Inc. to Cardinal Communications, Inc.

      ADP Investor Communications Services. Inc. (ADP) and Securities Transfer Corporation ("STC") are assisting us in this solicitation of proxies. Questions or requests for proxy materials can be directed to them at:

       Securities Transfer Corporation             ADP Investor Communications
                                                     Services, Inc.
       2591 Dallas Parkway, Suite 102              51 Mercedes Way
       Frisco, Texas 75034                         Edgewood, NY 11717
       Or call: (469) 633-0101                     (631) 254-7447
       Or Fax: (469) 633-0088

Many of the Company's shareholders hold their shares in "street-name" in the name of a brokerage firm or bank. If you hold your shares in "street-name," please note that only your brokerage firm or bank can sign a proxy on your behalf, and only upon receipt of your specific instructions. The Board urges you to contact the person responsible for your account today, and instruct them to execute a proxy in favor of the proposals described in this Proxy Statement.

      If you hold your shares in more than one type of account or if your shares are registered differently, you may receive more than one proxy. Please sign and return all proxies that you receive.

This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about May __, 2005.

                   REVOCABILITY OF PROXY AND VOTING OF SHARES

      Any shareholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to the Company's Secretary at our principal executive offices at 390 Interlocken Crescent, Suite 900, Broomfield, Colorado 80021.The proxy may also be revoked by attending the meeting and voting in person.

      If it is not revoked, the proxy will be voted at the meeting in accordance with the shareholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the approval of all of the proposals set forth herein. We currently know of no other matters to be considered at the Special Meeting of Shareholders. If, however, any other matters come before the Special Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the proxy will vote the proxy in accordance with their best judgment on any such matter.

                RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

      The record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting was the close of business on April 21, 2005 (the "Record Date").

      Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to be acted upon at the Special Meeting. On the Record Date, there were 238,638,297 shares of Common Stock outstanding.

      Each share of Series A Stock will be entitled to vote on all matters to be acted upon at the Special Meeting. The Series A Stock holders vote as if their shares have been converted to Common Stock as of the Record Date according to the conversion features of the Series A Stock contained in the Company's Articles of Incorporation. Accordingly, the Series A Stockholders are entitled to 1,695 votes per share. On the Record Date, there were 10,000 shares of Series A Stock outstanding, entitled to cast 16,949,153 votes at the Special Meeting or by Proxy.

      Each share of Series B Stock will be entitled to vote on all matters to be acted upon at the Special Meeting. The Series B Stock holders vote as if their shares have been converted to Common Stock as of the Record Date according to the conversion features of the Series B Stock contained in the Company's Articles of Incorporation. Accordingly, the Series B Stockholders are entitled to 100 votes per share of Series B Stock. On the Record Date, there were 100,000 shares of Series B Stock outstanding, entitled to cast 10,000,000 votes at the Special Meeting or by Proxy.

      Therefore, as of the Record Date, there are a total of 265,587,450 votes represented by the holders of Common Stock, Series A Stock and Series B Stock., therefore a total of 132,793,726 votes in person or by proxy will constitute a quorum at the meeting.

      There are no cumulative voting rights with respect to the Common Stock the Series A Stock, or the Series B Stock. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock, Series A Stock and Series B Stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. To approve any other matter to be presented at the Special Meeting, the number of votes cast in favor of the matter must exceed the number of votes cast in opposition to the matter.

      Certain of our members of our Board of Directors and other shareholders of the Company are parties to an agreement that contain certain voting covenants with respect to the election of directors. That agreement and the voting covenants are disclosed in the Proxy Statement under the Section "Certain Relationships and Related Transactions."

      When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspectors of Election, in conjunction with information received from our transfer agent. The Inspectors of Election will also determine whether or not a quorum is present.

      Shares which abstain from voting as to the proposals, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to the proposals ("broker non-votes"), will be counted for purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposals has been obtained, but will have the effect of reducing the number of affirmative votes required to achieve the majority vote on the proposals.

                                  SOLICITATION

      The Company is soliciting your proxy. The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews. Proxies may not be returned through the Internet. The directors and executive officers who may participate in the solicitation will not be additionally compensated but will be reimbursed for out-of-pocket expenses. The Company has engaged ADP and STC to serve as its proxy solicitors. Pursuant to the Company's agreement with ADP and STC, ADP and STC will provide various proxy advisory and solicitation services for the Company in exchange for a fee not to exceed $10,000 plus expenses. The Company has also agreed to indemnify ADP and STC against certain liabilities in connection with this solicitation. The Company may also request, and reimburse the reasonable fees and expenses of, banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock, Series A Stock, and Series B Stock that those companies hold of record.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

      The Company will only deliver one Proxy Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. The Company will promptly deliver a separate copy of this Proxy Statement to shareholders at a shared address to which a single copy of the document was delivered upon oral or written request to:

                               USURF America, Inc.
                            Attn: Corporate Secretary
                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                            Telephone (303) 285-5379

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of March 31, 2005 by (i) each person who is known to us to be beneficial owners of more than 5% of our common stock, (ii) each of our directors and the executive officers named in the Summary Compensation Table below, and (iii) our executive officers and directors as a group. Except as otherwise noted below, the address of each persons is 390 Interlocken Crescent, Suite 900, Broomfield, Colorado 80021.

                                                              Number of Shares Beneficially       Percentage of Shares
           Name and Address of Beneficial Owner                         Owned(1)                  Beneficially Owned(1)
           ------------------------------------                         --------                  ---------------------
Crestview Capital Master LLC (2)                                      40,000,000                              14.9%
Evergreen Venture Partners, LLC(3)                                    15,000,000                               6.5%
Monarch Pointe Fund, Ltd. (4)                                         25,400,000                              10.0%
David A. Weisman(5)                                                   17,500,000                               7.1%
Douglas O. McKinnon(6)                                                 8,650,000                               3.7%
Richard E. Wilson(7)                                                   1,200,000                                 *
Ed Garneau(8)                                                         18,503,520                               8.0%
Byron T. Young                                                         5,750,000                               2.5%
Jeff Fiebig(9)                                                           716,667                                 *
Craig Cook(10)                                                           716,667                                 *
All executive officers and directors as a group
  (5 persons)                                                         53.036,853                              20.9%

--------------
*     Represents beneficial ownership of less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 31, 2005, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. Percentages are based on 229,155,297 shares of common stock outstanding as of March 31, 2005.

(2) Includes 40,000,000 shares issuable upon conversion of convertible debentures held by Crestview Capital Master LLC. Crestview's business address is 95 Revere Dr., Suite A, Northbrook, Illinois, 60062.

(3) Evergreen Venture Partners, LLC's business address is 1535 Grant Street, Suite 140, Denver, CO 80203.

(4) Includes 20,000,000 shares issuable upon conversion of Series A Preferred Shares and 5,400,000 shares issuable upon exercise of warrants held by Monarch Pointe Fund, Ltd .Monarch's business address is 555 South Flower St., Suite 4500, Los Angeles, California 90071.

(5)   Includes 17,500,000 shares issuable upon exercise of warrants.

(6)   Includes 3,000,000 shares issuable upon exercise of options.

(7) Includes 750,000 shares issuable upon exercise of options. Mr. Wilson's address is P.O. Box 2844, Kirkland, Washington 98083.

(8) Includes: (i) 5,203,870 shares were issued to, and owned by five affiliated limited liability companies for which Mr. Garneau serves as Manager, and in his capacity as Manager, Mr. Garneau exercises voting control over the 5,203,870 common shares. Mr. Garneau disclaims beneficial ownership of all such shares: (ii) 600,000 shares and 200,000 shares issuable upon exercise of warrants issued in a private placement transaction to September Serenade Ltd., a family owned partnership of which Mr. Garneau serves as a general partner and in which he shares voting control over the shares with his wife. Each of Mr. Garneau and his wife own a 0.5% interest in the partnership. Mr. Garneau disclaims beneficial ownership of all but 0.5% of the shares and warrants owned by the partnership; and (iii) 9,721,950 common shares and 2,777,700 common shares issuable upon conversion of Series B Preferred Stock issued to and owned by DD Family Properties LLC, a family owned LLC of which Mr. Garneau owns a 21% interest and for which he serves as Manager. Mr. Garneau exercises voting control over all of the common shares and preferred shares owned by the LLC. Mr. Garneau disclaims beneficial ownership of all but 21% of the common shares and preferred shares owned by the family LLC.

(9) Includes 100,000 shares issuable upon conversion of Series B Preferred Shares and 66,667 shares issuable upon exercise of warrants.

(10) Includes 100,000 shares issuable upon conversion of Series B Preferred Shares and 66,667 shares issuable upon exercise of warrants.

                            AUTHORIZED CAPITAL STOCK

      Our authorized capital stock consists of 400,000,000 shares of Common Stock, $.0001 par value per share and 100,000,000 shares of Preferred Stock, issuable in series, $.0001 par value per share. The following description of certain provisions of our Common Stock and Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the our Articles of Incorporation, as amended.

                           DESCRIPTION OF COMMON STOCK

      As of April 21, 2005 there are 238,638,297 shares of our Common Stock outstanding. Additional shares of common stock have been reserved for issuance as follows: 51,220,091 shares pursuant to various warrants; 41,887,500 shares pursuant to various convertible debentures; 30,000,000 shares pursuant to the Series A and Series B convertible preferred stock; and 6,650,000 shares pursuant to various options. Each share of Common Stock is entitled to one vote at all meetings of shareholders. All shares of Common Stock are equal to each other with respect to liquidation rights and dividend rights. There are no preemptive rights to purchase any additional shares of common stock nor are there any subscription, conversion or redemption rights applicable to the Common Stock. Our Articles of Incorporation, as amended, prohibit cumulative voting in the election of directors. The absence of cumulative voting means that holders of more than 50% of the shares voting for the election of directors can elect all directors if they choose to do so. In such event, the holders of the remaining shares of Common Stock will not be entitled to elect any director. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. In the event of liquidation, dissolution or winding up, holders of shares of Common Stock will be entitled to receive, on a pro rata basis, all assets remaining after satisfaction of all liabilities and all preferences payable to the Preferred Stock, if any.

                         DESCRIPTION OF PREFERRED STOCK

      As of April 21, 2005 there were 10,000 shares of our Series "A" Convertible Preferred Stock and 100,000 shares of our Series "B" Convertible Preferred Stock outstanding.

      The Series A Stock is convertible into the Company's common stock at a conversion price ranging from $0.05 to $0.075 as calculated in accordance with the Certificate of Designation under our Articles of Incorporation, filed with the State of Nevada. The conversion price per share for the Series A Stock shall be equal to eighty-five percent (85%) of the Market Price provided, however, that subject to certain provisions, in no event shall the conversion price be less than $0.05 per share (the "Floor Price") or exceed $0.075 (the "Ceiling Price"). Each holder of the Series A Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Company legally available therefore, such dividends as may be declared from time to time by the Board of Directors. Except as provided by Nevada law, the holder of shares of Series A Stock shall not have the right to vote on matters that come before the shareholders. The holders of shares of Series A Stock have a payment preference over the Series B Stock and the Common Stock upon the liquidation, dissolution or winding up of the Company.

      The Series B Convertible Preferred Stock includes the right on the part of the Company or the holders to effect the conversion of the Series B Stock to Common Stock from time to time when there is sufficient authorized but unissued shares of Common Stock available for issuance upon conversion in accordance with the Certificate of Designation under our Articles of Incorporation, filed with the State of Nevada. The Series B Stock is convertible into Common Stock at the conversion rate of 100 to 1, assuming there is sufficient authorized Common Stock. In the event the Company fails to increase the number of authorized shares of Common Stock to a level sufficient to allow for the conversion of all of the Series B Stock into Common Stock by June 30, 2006, the Company will be obligated, at the request of the holders of the Series B Stock, to redeem the Series B Stock at the then fair market value of the underlying Common Stock into which the Series B Stock would otherwise be convertible. The Series B Stock designation also provides that the Series B Stock will be senior to the Common Stock with respect to rights upon liquidation, winding up or dissolution of the Company, but will be junior to the Company's Series A Stock. The Series B Stock will vote together with the Common Stock as a single class on an as-converted to Common Stock basis.

          Any and all descriptions of the Certificate of Designations of the Series A Stock and Series B Stock as described in this Proxy Statement are qualified in their entirety by reference to the full text of the Certificate of Designations as filed with the State of Nevada.


                                LEGAL PROCEEDINGS

      There are no material proceeding to which a director or officer is a party adverse to the Company or any of its subsidiaries or that may be material and adverse to the Company or any of its subsidiaries.


              IDENTIFICATION OF DIRECTORS AND/OR EXECUTIVE OFFICERS

      The following table represents the Company's Executive Officers and Directors as of April 21, 2005.

          Name                               Age                           Title(s)
          ----                               ---                           --------
David A. Weisman(2) (4)(6)                    42     Director, Chairman of the Board of Directors and Chief Executive Officer
Douglas O. McKinnon (1) (3)                   54     Director
Edouard A. Garneau(2) (5)                     43     Director, Chief Operating Officer
Richard E. Wilson (1) (2) (4)(5)              62     Director
Byron Young                                   31     Director
Jeffrey W. Fiebig                             44     Director
Ronald S. Bass(3)                             38     Principal Accounting Officer
Craig A. Cook(3)                              59     Vice President Operations

--------------

(1)   Member of the Executive Committee of the Board of Directors.

(2)   Member of the Audit Committee of the Board of Directors.

(3)   Member of the Disclosure Committee of the Board of Directors.

(4)   Member of the Nominating Committee of the Board of Directors.

(5)   Member of the Compensation Committee of the Board of Directors.

(6) Mr. Weisman replaced Mr. McKinnon as Chief Executive Officer effective April 18, 2005 as reported on the Current Report on Form 8-K, filed with the SEC on April 20, 2005.

      The Audit Committee consists of Mr. Weisman, Mr. Wilson and Mr. Garneau. Mr. Weisman and Mr. Garneau are not considered to be independent. The audit committee does not have a financial expert on the committee.

Dave Weisman. Mr. Weisman joined us in October 2004 as the Chairman of Usurf America's Board of Directors and appointed Chief Executive Officer on April 18, 2005. Mr. Weisman also currently serves as Chairman and CEO of a broadband and communications technology and services company, Eagle Broadband, where he has led a highly successful corporate restructuring and turnaround that has established us as a broadband market leader and created more than $200 Million in shareholder value. Before Eagle Broadband, he was: Vice President, Sales & Marketing for IP Dynamics; co-founder and Vice President, Sales and Marketing for Canyon Networks; Vice President, Marketing and Customer Service for ACT Networks; co-founder and Vice President, Sales & Marketing for Thomson Enterprise Networks. Mr. Weisman also served as a pilot with the United States Air Force Reserve and saw active combat duty in Central America and Operation Desert Storm. He holds a B.A. in Economics and International Relations from U.C.L.A.

Douglas O. McKinnon. Mr. McKinnon joined us in April 2002 as a director and our president and chief executive officer until April 18, 2005. Prior to joining us, he served as chief executive officer of IP Services, Inc., a next-generation communications services provider using broadband Internet Protocol (IP) and Asynchronous Transfer Mode (ATM) based networks, from April 1999 to April 2002. From February 1998 to March 1999 he served as executive vice president and chief financial officer of AVIRNEX Communications Group, Inc., a provider of retail telecommunications service including domestic and international long distance and enhanced services to small and medium-sized business customers. From November 1994 to January 1998, Mr. McKinnon served as vice president of ICG Communications, Inc, one of the country's largest competitive local exchange carriers offering local, long distance, ATM and frame relay services with a nationwide fiber optic infrastructure. Mr. McKinnon is a former practicing CPA with the SEC practice section of Coopers & Lybrand.

Richard E. Wilson. Mr. Wilson has served as a member of our Board of Directors since March 2003. Since 2002, Mr. Wilson has served as a principal and executive vice president of business development of NetPort-Datacom, Inc., a privately held Mukilteo, Washington-based provider of international voice service. Mr. Wilson was co-founder of The Association of Communications Enterprises (ASCENT) (formerly the Telecommunications Resellers Association), a leading trade group representing entrepreneurial and small business communications companies. He served on that organization's Board of Directors in 1992 and 1993 and is currently Chairman Emeritus of ASCENT. During 2001 and 2002, Mr. Wilson was a principal in SigBioUSA, LLC, a Mulkiteo, Washington-based telecommunications consulting firm with expertise in both wireline and wireless telecommunications applications. From May 2000 to April 2001, Mr. Wilson was president and chief executive officer of Open Telecommunications North America, a wholly owned subsidiary of Open Telecommunications Australia, a publicly traded company in Australia that provides telecommunications-network-infrastructure related products and services. Also, from 2000 through January 2002, Mr. Wilson served as a director of GlobalNet International Telecommunications, Inc., an Illinois-based provider of global telecommunications services. GlobalNet was publicly traded under the symbol GBNE, until acquired by Titan Corporation in 2002.

Ed Garneau. Mr. Garneau joined our Board of Directors December 20, 2004 and appointed as Chief Operating Officer on February 21, 2005. Mr. Garneau will also serve as a member of our audit committee. Mr. Garneau is the founder and, since 1994, has been the Chief Executive Officer of Sovereign Companies, a diversified real estate development company with broadband telecommunications installation and operations in 4 states currently representing 10 major developments or approximately 1100 homes. Prior to founding Sovereign, Mr. Garneau served eight years in the US Air Force as a fighter pilot.

Jeffrey W. Fiebig. Mr. Fiebig joined us as a member of our Board March 2005. Mr. Fiebig joined the Sovereign Companies (recently acquired by the Company on February 18, 2005) as Vice President in August of 2004. Mr. Fiebig has spent the last twenty-one years in the US Air Force on active duty or in the reserves. He was a combat fighter pilot in Desert Storm and flew the Slot Position for the world famous US Air Force Thunderbirds. From January 2001 to January 2004, Mr. Fiebig was the Group Commander of six Squadrons and supervised over 500 personnel at Luke Air Force Base, Arizona. In addition to his US Air Force duties Mr. Fiebig was an instructor and evaluator for United Airlines from May of 1997 to September 2004.

Byron Young. Mr. Young joined us as a member of our Board of Directors in August 2004. Concurrently, Mr. Young will remain active as President of USURF's newly acquired Texas subsidiary, Connect Paging Inc. d/b/a/ Get-A-Phone ("GAP"). Mr. Young purchased GAP in 2000, sold off all paging assets and refocused the company on dial tone. GAP has grown to over 14,000 customers to date and revenues exceeding $9 million annually. Prior to Connect Paging, Young founded Phone America in 1997 which was merged with Trans National Telecommunications, Inc. in 1999 and prior to Phone America, founded Paging Express, Inc. in 1994.

Ronald S. Bass. Mr. Bass joined us as principal accounting officer in November 2003. Prior to joining us, Mr. Bass served as chief financial officer of Phantom Group from January 2002 to October 2003, chief financial officer of Knovada from May 2001 to October 2003, director of finance and operations at Vista Travel Ventures from March 1999 to May 2001, and manager administration at Group Voyagers from July 1993 to March 1999. Mr. Bass brings more than 13 years of executive finance and operations experience including experience in equity funding, treasury management, financial analysis, tax planning, accounting system design and implementation, process engineering and risk management.

Craig A. Cook. Mr. Cook joined us as Vice President of Operations starting in December 2004. He comes to Usurf from Sovereign Companies, having served as the Chief Operating Officer from 2001 to 2004. Concurrently, Mr. Cook will act as President of Usurf Communications, Inc. Previously, he was the Chief Operating Officer for Denver Public Schools from 1994 to 2001 and the Assistant Superintendent of Kansas City Public Schools, Kansas City, Missouri from 1988 to 1994. A retired Lieutenant Colonel in the U.S. Army, Cook served in various accounting and finance positions during his military service. He brings the discipline of an MBA from the University of Nevada, Reno, combined with a BSBA from the University of Idaho to his job.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

The Sovereign Acquisition.

      On December 20, 2004, Mr. Ed Garneau became a member of our Board of Directors. On February 18, 2005, we closed on the acquisition of Sovereign Partners LLC (the "Acquisition"). At the time the Acquisition was negotiated, signed and closed, Mr. Garneau was both an indirect shareholder and director of our company and the Manager of Sovereign Partners LLC ("Sovereign"). Mr. Garneau also owned direct and indirect economic interests in Sovereign at and prior to the closing of the Acquisition, as described below. Upon the closing of the Acquisition, Mr. Garneau assumed the title of Chief Operating Officer of our company and entered into an Employment Agreement with the Company.

      On January 26, 2005, the Company entered into a Securities Purchase Agreement (the "Acquisition Agreement") with Sovereign Partners, LLC, a Colorado limited liability company ("Sovereign") and each of the members of Sovereign (the "Members") (the "Acquisition"). The Acquisition Agreement provides, among other things, for the acquisition by the Company of 100% of the membership interests of Sovereign from the Members in exchange for the issuance of shares of our Common Stock and shares of our newly created Series B Convertible Preferred Stock, $0.0001 par value per share (the "Preferred Stock"). As a result of the Acquisition, Sovereign is now owned and operated as a wholly owned subsidiary of our Company.

      The Company closed on the Acquisition Agreement on February 18, 2005 (the "Closing"). At the Closing, the Members were issued an aggregate of 35,000,000 shares of our Common Stock and 100,000 shares of our Series B Preferred Stock.

      Under the terms of the Acquisition Agreement, the Members are to be issued shares of our Common Stock and Preferred Stock, as follows: (i) 35,000,000 shares of Common Stock and 100,000 shares of Series B Preferred Stock (which were issued at the Closing of the Acquisition); (ii) 125,000 shares of Series B Preferred Stock on each of January 1, 2006 and July 1, 2006; (iii) 250,000 shares of Series B Preferred Stock at such time as the Net Operating Income of Sovereign after January 1, 2005 is equal to or greater than $6,000,000; and (iv) 400,000 shares of Series B Preferred Stock if the average Net Operating Income of Sovereign ending on the period twenty-four months following the closing of the acquisition is equal to or greater than $5,000,000. For the purposes of the Acquisition Agreement, Net Operating Income means for any period the "EBITDA" on a consolidated basis for Sovereign and all of its subsidiaries, in accordance with generally accepted accounting principles. "EBITDA" means earnings before interest, taxes, depreciation and amortization.

      In addition, the Members may earn additional shares of our Common Stock or Series B Preferred Stock if the average annualized Net Operating Income for the period commencing on the closing and ending on the twenty-four month anniversary date of the closing is: (A) greater than $5,000,000, but less than or equal to $6,000,000, then the Members will receive in the aggregate an additional 0.05 shares of Series B Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (B) greater than $6,000,000 but less than or equal to $7,000,000, then the Members will receive in the aggregate an additional 0.10 shares of Series B Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (C) greater than $7,000,000 but less than or equal to $8,000,000, then the Members will receive in the aggregate 0.15 shares of Series B Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; or (D) greater than $8,000,000 for that period, then the Members will receive in the aggregate 0.20 shares of Series B Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000 (collectively, the "Twenty-Four Month Issuances").

      In addition, the Members may earn additional shares of our Common Stock or Series B Preferred Stock as follows: if the average annualized Net Operating Income for the period commencing on the Closing and ending on the thirty-six month anniversary date of the closing is: (A) greater than $5,000,000, but less than or equal to $6,000,000, the Members will receive in the aggregate an additional 0.10 shares of Series B Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (B) greater than $6,000,000 but less than or equal to $7,000,000, then the Members will receive in the aggregate an additional 0.20 shares of Series B Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (C) greater than $7,000,000 but less than or equal to $8,000,000, then the Members will receive in the aggregate 0.30 shares of Series B Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; or (D) greater than $8,000,000 for that period, then the Members will receive in the aggregate 0.40 shares of Series B Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000. Such issuances will be reduced by the number of shares of Common Stock or Series B Preferred Stock received pursuant to the Twenty-Four Month Issuances, if any.

      In addition, the Company entered into a Management Agreement which will provide that Mr. Ed Garneau, the current manager of Sovereign, will continue to serve as manager of Sovereign and that the Members will continue to elect the manager of Sovereign after the closing for a period of three years. The Management Agreement also provides that while the Company may use Sovereign's cash on hand following the closing, should there be an objection to such use, our Board of Directors shall determine whether the cash may be used for the Company's corporate purposes.

      In addition, in connection with the Acquisition, the Company entered into an Employment Agreement with Mr. Ed Garneau. The Employment Agreement provides that Mr. Garneau will be employed as the Chief Operating Officer of the Company for an initial period of three years following the Closing of the Acquisition.

Voting Agreement with Respect to Directors

      In connection with the Acquisition Agreement, the Company, each member of our Board of Directors including David Weisman, Edouard Garneau, Douglas McKinnon, Richard Wilson and Byron Young, and each of the persons who were Members of Sovereign immediately prior to the Closing entered into an Investor Rights Agreement. Pursuant to the Investor Rights Agreement, each of such persons agree to take all steps necessary, including the exercise of their voting rights as a shareholder of our Company, to ensure the Mr. Ed Garneau and one other person selected by the Members, is elected to the Company's Board of Directors and serves as a Director until all of the shares of Common Stock issued to the Members have either been registered and sold on an effective registration statement or are eligible for resale under Rule 144 of the Securities Act of 1933. Mr. Garneau and Mr. Fiebig are each designated as nominees for election to our Board of Directors under this Proxy Statement. If all such persons who are parties to the Investors Rights Agreement vote in favor of these two nominees, a total of 53,053,870 shares of Common Stock and 10,000,000 shares of Series B Stock (voting on an as converted basis) will be voted in favor of each of Mr. Garneau and Mr. Fiebig. Such shares would provide for 63,053,870 votes in favor of these nominees.

      The Investor Rights Agreement also provides that should certain events happen, each party to the Investor Rights Agreement will take all steps necessary to increase the number of Directors of our Company and grant the Members the right to fill all such newly created Board of Director vacancies. In addition, the Investor Rights Agreement provides for certain protective operating covenants that prohibit the Company from taking certain extraordinary actions absent the prior consent of the Members.

INDEBTEDNESS OF MANAGEMENT

                                      None

               COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT

      Section 16(a) of the Securities Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

      The Company has determined that not all of the reports required to have been filed during 2004 were filed on a timely basis. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company under Rule 16a-3(e) of the Exchange Act, the Company has determined that all officers, directors and beneficial owners of more than 10% of the Common Stock have filed reports as follows:

Name                                 Form                      Date Filed
------------------------------------ ------------------------- ------------
Douglas O. McKinnon                  Form 5                    2/15/05
David A. Weisman                     Form 5                    2/22/05
Craig A. Cook                        Form 5                    2/22/05
Ed Garneau                           Form 5                    2/24/05
Ed Garneau                           Form 4                    2/24/05
Jeff Fiebig                          Form 3                    3/21/05

                CORPORATE GOVERNANCE; BOARD COMMITTEES; MEETINGS

Executive Committee

      Our Board of Directors created an executive committee to facilitate management between meetings of the full Board of Directors. The executive committee is composed of Douglas O. McKinnon and Richard E. Wilson. Pursuant to our Bylaws, between meetings of the full Board, the executive committee has the full power and authority of the Board in the management of our business and affairs, except to the extent limited by Nevada law. Pursuant to the Bylaws of the executive committee, as adopted by the full Board, the executive committee has the authority to exercise all powers of the Board, except the power:

      -     to declare dividends;
      - to sell or otherwise dispose of all or substantially all of our assets;
      - to recommend to our shareholders any action requiring their approval; and
      - to change the membership of any committee, fill the vacancies thereon or discharge any committee.

      During 2004, the Executive Committee did not meet in person; however, it took action by unanimous written consent in lieu of a meeting on numerous occasions.

      On September 30, 2004 the Board of Directors adopted new corporate governance initiatives including: (i) the establishment of a Compensation and Stock Committee, a Nominating Committee, a Disclosure Committee and their respective charters, (ii) the adoption of a Code of Business Conduct and Ethics and a Code of Ethics for Senior Financial Officers, (iii) the adoption of an Insider Trading Compliance Program and (iv) the adoption of a new charter for the Audit Committee.

Audit Committee

      The Audit Committee of our Board of Directors is composed of Richard E. Wilson, David Weisman and Ed Garneau. Our Board appointed Messrs. Wilson, Weisman and Garneau to the Audit Committee effective as of December 15, 2004. Mr. Weisman and Mr. Garneau are not considered to be independent. Our Board has determined that the audit committee does not have a member with the requisite education, background or experience to be considered an "audit committee financial expert" as that term is defined by the Securities and Exchange Commission. The purposes of the Audit Committee are:

      - to oversee the quality and integrity of the financial statements and other financial information we provide to any governmental body or the public;
      - to oversee the independent auditors' qualifications and independence;
      -     to oversee the performance of our independent auditors;
      -     to oversee our systems of internal controls regarding finance,
      - accounting, legal compliance and ethics that management and the Board have established or will establish in the future;
      - to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
      - to provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board, always emphasizing that the independent auditors are accountable to the Audit Committee; and
      -     to perform such other duties as are directed by the Board.

A copy of the Charter of the Audit Committee is attached hereto as Appendix D

AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed with management the audited Financial statements of the Company for the year ended December 31, 2004 (the ""Audited Financial Statements"), management's assessment of the effectiveness of the Company's internal control over Financial reporting, and the independent auditors' evaluation of the Company's system of internal control over Financial reporting.

      In addition, the Audit Committee has discussed with AJ. Robbins, PC, who reports directly to the Audit Committee, the matters required by Statement on Auditing Standards Nos. 61 and 90 (Communication with Audit Committees). The Audit Committee also has discussed with AJ. Robbins, PC its independence from the Company, including the matters contained in the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also has discussed with management of the Company and AJ. Robbins, PC such other matters and received such assurances from them as it deemed appropriate. The Audit Committee considered whether the rendering of non-audit services by AJ. Robbins, PC to the Company is compatible with maintaining the independence of AJ. Robbins, PC from the Company.

      Following the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 for Filling with the Securities and Exchange Commission.

      The Audit Committee
      Richard E. Wilson
      Edouard A. Garneau
      David A. Weisman

Nominating Committee

      The Nominating Committee is composed of David Weisman and Richard Wilson. The general purposes of the committee are:

      - to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders;
      - to develop and recommend to the Board the corporate governance guidelines applicable to the Company;
      -     to lead the Board in its annual review of the Board's performance;
      -     to conduct an annual assessment of each committee; and
      -     to recommend to the Board director nominees for each committee.

A copy of the Charter of the Nominating Committee is attached hereto as Appendix
E

Nominating Committee Report

During 2004 and through April 20, 2005 the Nominating Committee evaluated potential candidates for positions on the Board of Directors and its committees, in accordance with the criteria set forth in the Charter of the Nominating Committee. The Nominating Committee approved and recommended to the Board of Directors the five director nominees currently standing for election or re-election at the Special Meeting of the Shareholders.

         The Nominating Committee
         Dave Weisman
         Richard Wilson

Disclosure Committee

      The Disclosure Committee is composed of Douglas McKinnon, Craig Cook and Ron Bass. The general purpose of the committee is to design, establish and maintain a system of controls and other procedures to ensure that information required to be disclosed in the reports and statements filed by the Company pursuant to the Exchange Act, is recorded, processed, summarized and reported in conformity with the rules and forms of the Securities and Exchange Commission

A copy of the Charter of the Disclosure Committee is attached hereto as Appendix F.

                             EXECUTIVE COMPENSATION

Director Compensation

      Non-employee directors do not receive annual payments for their service as directors, nor has the Board established a per-meeting stipend. At such time as the Company's cash position improves, it is likely that the Board will begin to compensate non-employee directors. However, no determination of the amount of any such payment amounts has been made. Directors who are also employees of the Company receive no additional compensation for their service on the Board and its committees.

Executive Compensation

         The following table sets forth in summary form the compensation received during each of the last three completed fiscal years by our Chief Executive Officer and each executive officer who received total salary and bonus exceeding $100,000 during any of the last three fiscal years.

---------------------------- ------- ------------------------------------------------- -------------------------------
                                                   Annual Compensation                     Long Term Compensation
---------------------------- ------- ------------------------------------------------- -------------------------------
Name, Principal              Fiscal      Salary $         Bonus $          Other        Securities          All
Position                      Year                                        Annual        Underlying         Other
                                                                      Compensation $      Options     Compensation $
---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------
Douglas O. McKinnon           2004      180,000(A)
Former Chief                  2003     180,000 (1)          $0              $0               0              $0
Executive Officer             2002     127,500 (2)      310,456 (2)         $0               0              $0
---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------

---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------
Richard W. Koontz             2004      62,500 (B)          $0              $0               0              $0
Former Vice President         2003          $0              $0              $0               0              $0
Corporate Development         2002          $0              $0              $0               0              $0
---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------

---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------
David M. Loflin               2004          $0
Former Chairman of the        2003      75,000 (3)                          $0               0              $0
Board and former President    2002     150,000 (4)      200,000 (4)         $0               0              $0
---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------

---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------
Waddell Loflin                2004          $0
Former Vice President         2003         (C)
and  Secretary                2002      79,167 (5)      200,000 (6)         $0               0              $0
---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------

---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------
James Kaufman                 2004          $0
Former Vice President         2003         (D)
Corporate Development         2002      95,000 (7)      200,000 (8)         $0               0              $0
---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------

---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------
Kenneth J. Upcraft            2004     109,142 (9)
Former Executive Vice         2003     150,000 (9)                          $0               0              $0
President                     2002     62,500 (10)      58,220 (10)         $0               0              $0
---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------

---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------
Christopher K. Brenner        2004         (E)
Former Vice President         2003     120,000 (11)         $0              $0               0              $0
Finance                       2002         (12)             $0              $0               0              $0
---------------------------- ------- ----------------- -------------- ---------------- -------------- ----------------

(A) Mr. McKinnon terminated his agreement effective April 19, 2005.

(B) Mr. Koontz entered into an agreement in which his employment contract was terminated effective December 15, 2004. In connection with the agreement, Mr. Koontz received 5,000,000 warrants with an exercise price of $0.10 and 2,000,000 warrants with an exercise price of $0.12 exercisable into common stock of the Company.

(C) Mr. Loflin resigned effective March 31, 2003.

(D) Mr. Kaufman was not employed by us during this fiscal year.

(E) Mr. Brenner was not employed by us during this fiscal year

(1) $95,500 of Mr. McKinnon's salary amount was paid by the issuance of 1,450,000 shares of our common stock, a per share value of $.07 per share, the last closing price of our common stock, as reported by AMEX, on the date of issuance.

(2) $91,044 of Mr. McKinnon's salary amount and $10,456 of his bonus amount were paid by the issuance of 1,450,000 shares of our common stock, a per share value of $.07 per share, the last closing price of our common stock, as reported by AMEX, on the date of issuance. $300,000 of Mr. McKinnon's bonus amount was paid by the issuance of 3,000,000 shares of our common stock, upon his executing his employment agreement, which shares were valued at $.10 per share, the last closing price of our common stock, as reported by AMEX, on the date of issuance.

(3) $75,000 of Mr. Loflin's salary amount was paid by the issuance of 1,300,000 shares of our common stock, a per share value of $.07 per share, the last closing price of our common stock, as reported by AMEX, on the date of issuance.

(4) $42,750 of Mr. Loflin's salary amount was accrued; Mr. Loflin waived payment of this amount, in connection with the Evergreen transaction (described elsewhere herein). $107,250 of Mr. Loflin's salary amount was paid by the issuance of 618,000 shares of our common stock, a per share value of $.173 per share, a per share price higher than the market price that was negotiated by us with Mr. Loflin. Mr. Loflin's bonus amount was paid by the issuance of 2,000,000 shares of our common stock, upon his executing an amendment to his employment agreement, which shares were valued at $.10 per share, the last closing price of our common stock, as reported by AMEX, on the date of issuance.

(5) $29,167 of Mr. Loflin's salary amount was accrued; Mr. Loflin waived payment of this amount, in connection with the Evergreen transaction (described elsewhere herein). $50,000 of Mr. Loflin's salary amount was paid by the issuance of 600,000 shares of our common stock, a per share value of $.083 per share, a per share price higher than the market price that was negotiated by us with Mr. Loflin.

(6) This bonus was paid by the issuance of 2,000,000 shares to Mr. Loflin in connection with the Evergreen transaction (described elsewhere herein), which shares were valued at $.10 per share, the last closing price of the Common Stock, as reported by AMEX, prior to their issuance.

(7) $35,000 of Mr. Kaufman's salary amount was accrued; Mr. Kaufman waived payment of this amount, in connection with the Evergreen transaction (described elsewhere herein). $60,000 of Mr. Kaufman's salary amount was paid by the issuance of 600,000 shares of our common stock, a per share value of $.10 per share, a per share price higher than the market price that was negotiated by us with Mr. Kaufman.

(8) This bonus was paid by the issuance of 2,000,000 shares to Mr. Kaufman in connection with the Evergreen transaction (described elsewhere herein), which shares were valued at $.10 per share, the last closing price of the Common Stock, as reported by AMEX, prior to their issuance.

(9) $70,000 of Mr. Upcraft's salary amount was paid by the issuance of 1,150,000 shares of our common stock, a per share value of $.07 per share, the last closing price of our common stock, as reported by AMEX, on the date of issuance.

(10) $47,500 of Mr. Upcraft's salary amount and $22,220 of his bonus amount were paid by the issuance of 996,000 shares of our common stock, a per share value of $.07 per share, the last closing price of our common stock, as reported by AMEX, on the date of issuance. $36,000 of Mr. Upcraft's bonus amount was paid by the issuance of 600,000 shares of our common stock, upon his executing his employment agreement, which shares were valued at $.06 per share, the last closing price of our common stock, as reported by AMEX, on the date of his executing his employment agreement.

(11) $66,500 of Mr. Brenner's salary amount was paid by the issuance of 1,100,000 shares of our common stock, a per share value of $.07 per share, the last closing price of our common stock, as reported by AMEX, on the date of issuance.

(12) During 2002, Mr. Brenner served as a consultant to the Company.


2005 Stock Ownership Plan

      In December 2004, our Board adopted a stock ownership plan for our officers, directors and consultants known as the 2005 Stock Ownership Plan. The 2005 Plan was established by the Board as a means to promote our success and enhance our value by linking the personal interests of participants to our shareholders, and by providing participants with an incentive for outstanding performance. The 2004 Plan is further intended to aid us in attracting and retaining the services of persons upon whose judgment, interest and special efforts our successful operation and our subsidiaries' operations is dependent. Persons who are officers, directors or consultants are eligible to participate in the 2005 Plan. The Board may, at any time and from time to time, grant shares of our Common Stock, and options to purchase our Common Stock, in such amounts and upon such terms and conditions as it may determine. A total of 20,000,000 shares of our Common Stock have been reserved for issuance under the 2005 Plan. The Plan and shares underlying the Plan are registered on a registration statement on Form S-8 (SEC File No.333-121916) that was filed with the Commission on January 7, 2005. At March 31, 2005, an aggregate of 8,380,109 shares of Common Stock and options to purchase Common Stock have been issued under the Plan; 11,619,891 shares of our Common Stock remain available for issuance under the Plan.

Stock Appreciation Rights

      We have never granted any stock appreciation rights (SARs), nor do we expect to grant any SARs in the foreseeable future.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The following table summarizes certain provisions of the employment agreements.

------------------------- ----------------------- --------------------- ----------------------- ----------------------
    Name of Officer            Position(s)                Term              Annual Salary               Date
------------------------- ----------------------- --------------------- ----------------------- ----------------------
       Ed Garneau            Chief Operating            3 Years              $185,000.00               2/21/05
                                 Officer

      Effective April 18, 2005 Mr. David Weisman became Chief Executive Officer of the Company. The Company and Mr. Weisman have not completed negotiations as to his compensation package and as such Mr. Weisman is serving at will.

      In connection with each of their respective employment agreements, the executive officers entered into confidentiality agreements and agreements not to compete with the Company during the term of employment and for a period of one year thereafter.

      Under Mr. McKinnon's employment agreement, should the Company (1) experience a change in control or (2) change Mr. McKinnon's responsibilities with the Company, Mr. McKinnon has the right, in his sole discretion, to terminate his employment with the Company and the Company would be liable for all compensation remaining to be paid during the then-current term of his employment agreement, plus an additional period of one year. Effective April 19, 2005 Mr. McKinnon gave notice to the Company that he was terminating his employment.

      Under each employment agreement, if the executive is terminated by the Company other than for cause, he will be entitled to continue to receive his base salary for the unexpired term of his employment contract.

                       MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors held two meeting during the 2004 fiscal year. In addition, action was taken by the Board of Directors by unanimous written consent in lieu of a meeting numerous times. Each director attended all of the meetings of the Board during the fiscal year ended December 31, 2004.

              COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

      The Board of Directors has not established a formal process for shareholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company's address 390 Interlocken Crescent, Suite 900, Broomfield, Colorado, 80021. The Company will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

          ATTENDANCE OF BOARD MEMBERS AT SPECIAL SHAREHOLDERS' MEETING

      Each of the members of the Board of Directors will be required to attend the meeting.

                    PROPOSAL #1 - ELECTION OF FIVE DIRECTORS

      The Bylaws of the Company provide that the Board of Directors shall be comprised of not less than three nor more than nine members, and that each director shall be elected to serve until the next Annual Meeting of Shareholders (or Special Meeting for the purpose of electing directors) and until his or her successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his or her predecessor or until the next election of directors by the shareholders of the Company.

      The names of the nominees for directors and other information about them appears below. All of the nominees are currently directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. The Board, however, has no reason to anticipate that any of the nominees will not be able to serve, if elected.

Dave Weisman - 42. Mr. Weisman joined us in October 2004 as the Chairman of Usurf America's Board of Directors and appointed Chief Executive Officer on April 18, 2005. Mr. Weisman also currently serves as Chairman and CEO of a broadband and communications technology and services company, Eagle Broadband, where he has led a highly successful corporate restructuring and turnaround that has established us as a broadband market leader and created more than $200 Million in shareholder value. Before Eagle Broadband, he was: Vice President, Sales & Marketing for IP Dynamics; co-founder and Vice President, Sales and Marketing for Canyon Networks; Vice President, Marketing and Customer Service for ACT Networks; co-founder and Vice President, Sales & Marketing for Thomson Enterprise Networks. Mr. Weisman also served as a pilot with the United States Air Force Reserve and saw active combat duty in Central America and Operation Desert Storm. He holds a B.A. in Economics and International Relations from U.C.L.A.

Richard E. Wilson - 62. Mr. Wilson has served as a member of our Board of Directors since March 2003. Since 2002, Mr. Wilson has served as a principal and executive vice president of business development of NetPort-Datacom, Inc., a privately held Mukilteo, Washington-based provider of international voice service. Mr. Wilson was co-founder of The Association of Communications Enterprises (ASCENT) (formerly the Telecommunications Resellers Association), a leading trade group representing entrepreneurial and small business communications companies. He served on that organization's Board of Directors in 1992 and 1993 and is currently Chairman Emeritus of ASCENT. During 2001 and 2002, Mr. Wilson was a principal in SigBioUSA, LLC, a Mulkiteo, Washington-based telecommunications consulting firm with expertise in both wireline and wireless telecommunications applications. From May 2000 to April 2001, Mr. Wilson was president and chief executive officer of Open Telecommunications North America, a wholly owned subsidiary of Open Telecommunications Australia, a publicly traded company in Australia that provides telecommunications-network-infrastructure related products and services. Also, from 2000 through January 2002, Mr. Wilson served as a director of GlobalNet International Telecommunications, Inc., an Illinois-based provider of global telecommunications services. GlobalNet was publicly traded under the symbol GBNE, until acquired by Titan Corporation in 2002.

Ed Garneau - 43. Mr. Garneau joined our Board of Directors December 20, 2004 and appointed as Chief Operating Officer on February 21, 2005. Mr. Garneau will also serve as a member of our audit committee. Mr. Garneau is the founder and, since 1994, has been the Chief Executive Officer of Sovereign Companies, a diversified real estate development company with broadband telecommunications installation and operations in 4 states currently representing 10 major developments or approximately 1100 homes. Prior to founding Sovereign, Mr. Garneau served eight years in the US Air Force as a fighter pilot.

Jeffrey W. Fiebig - 44. Mr. Fiebig joined us as a member of our Board March 2005. Mr. Fiebig joined the Sovereign Companies (recently acquired by the Company on February 18, 2005) as Vice President in August of 2004. Mr. Fiebig has spent the last twenty-one years in the US Air Force on active duty or in the reserves. He was a combat fighter pilot in Desert Storm and flew the Slot Position for the world famous US Air Force Thunderbirds. From January 2001 to January 2004, Mr. Fiebig was the Group Commander of six Squadrons and supervised over 500 personnel at Luke Air Force Base, Arizona. In addition to his US Air Force duties Mr. Fiebig was an instructor and evaluator for United Airlines from May of 1997 to September 2004.

Byron Young - 31. Mr. Young joined us as a member of our Board of Directors in August 2004. Concurrently, Mr. Young will remain active as President of USURF's newly acquired Texas subsidiary, Connect Paging Inc. d/b/a/ Get-A-Phone ("GAP"). Mr. Young purchased GAP in 2000, sold off all paging assets and refocused the company on dial tone. GAP has grown to over 14,000 customers to date and revenues exceeding $9 million annually. Prior to Connect Paging, Young founded Phone America in 1997 which was merged with Trans National Telecommunications, Inc. in 1999 and prior to Phone America, founded Paging Express, Inc. in 1994.


            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
                      ABOVE-NAMED NOMINEES FOR DIRECTORS.


 PROPOSAL #2 - RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to ratification and approval by the shareholders, the Board has selected the firm of AJ. Robbins, PC as the Company's independent auditors for its fiscal years ending December 31, 2004 and December 31, 2005.

      Prior to engaging AJ. Robbins, PC, the Company had not consulted AJ. Robbins, PC regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with AJ. Robbins, PC regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

      Representatives of AJ. Robbins, PC will be present at the Special Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

      Hein + Associates LLP was the Company's independent auditors for the prior years ended December 31, 2002 and December 31, 2003. For the audited years ended December 31, 2002 and December 31, 2003, and during the year 2004 through and 2005 through January 20, 2005 (the effective date of the dismissal of Hein + Associates LLP), there were no disagreements with Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant would have caused the accountants to make reference to the subject matter of such disagreement in their reports. In addition, the dismissal of Hein + Associates LLP was not caused by, or related to, any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant would have caused the accountants to make reference to the subject matter of such disagreement in their reports.

Audit and Audit Related Fees.

      The following table sets forth fees billed to us by our auditors during the fiscal years ended December 31, 2003 and December 31, 2004 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

                                   December 31, 2004       December 31, 2003
                                   -----------------       -----------------
(i)      Audit fees                       $55,065                 $73,600
(ii)     Audit related fees                $5,000                  $4,496
(iii)    Tax                               $0.00                   $0.00
(iv)     All other fees                    $0.00                   $0.00


   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" the RATIFICATION AND APPROVAL OF AJ. ROBBINS, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
          FISCAL YEARS ENDING DECEMBER 31, 2004 AND DECEMBER 31, 2005.


    PROPOSAL #3 - APPROVAL OF AMENDMENT TO INCREASE AUTHORIZED COMMON SHARES.

      The Board has approved an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized common stock from 400,000,000 shares of Common Stock to 800,000,000 shares of Common Stock. The Articles of Incorporation currently authorize the issuance of 400,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock. If approved at the Special Meeting, this proposal will be effected immediately.

      The proposed amendment to the Articles of Incorporation would increase the number of shares of Common Stock, which the Company is authorized to issue from 400,000,000 to 800,000,000. The aggregate number of shares which the Corporation shall have the authority to issue will be Nine Hundred Million (900,000,000) shares, including 100,000,000 shares of Preferred Stock. You are urged to read carefully the full text of the proposed amendment to the Articles of Incorporation, a copy of which is attached to this Proxy Statement as Appendix
A. You are urged to consider this proposal in light of our Proposal No. 4 to effect a reverse stock split of our Common Stock prior to the next annual meeting and our Proposal No. 5 to effect a forward stock split of our Common Stock prior to the next annual meeting.. In the event the amendment to increase our authorized shares of Common Stock is approved, the Company will file the amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada.

      The Company recognizes that its current capitalization structure does not presently facilitate raising significant additional equity capital due to the limitation of 400 million authorized shares of common stock and the large number of shares issuable upon conversion of its various convertible instruments. Therefore in order to facilitate raising capital in the future, the Company proposes to raise authorized shares.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE INCREASE
                          IN AUTHORIZED COMMON SHARES.

           PROPOSAL #4 - APPROVAL OF AMENDMENT TO AUTHORIZE A REVERSE
                           SPLIT OF OUR COMMON STOCK.

      The Company's shareholders are being asked to authorize the Board of Directors, in its discretion, to amend the Company's Articles of Incorporation to effect a "reverse split" of its issued and outstanding Common Stock (the "Reverse Split") at any time prior to the next annual meeting of shareholders. By approving this proposal, the Board of Directors will be empowered to reverse split the Company's Common Stock by choosing one of four ratios (the "split ratio"), namely one shares for three shares, one share for five shares, one share for seven shares or one share for ten share. If the Board of Directors decides to approve the Reverse Split, the determination of the ratio to be used will be made on the date of approval.

Reasons for the Reverse Split

      The Company believes that the decrease in the number of shares of Common Stock outstanding may make it more attractive to possible merger or acquisition candidates and may enhance its ability to raise capital through the financial markets and to return the Company's share price to a level that is typical of other public companies.

Criteria for Determining the Split Ratio

      The criteria for determining the split ratio will be based upon a review, by the Board, of the capital structure of the Company including, shares and convertible instruments outstanding, shares price, general market conditions and the potential benefits from each of the options available..

      There can be no assurance that the market price of the Common Stock immediately after the Reverse Split will be maintained for any period of time, or that the market price of the Common Stock after the proposed Reverse Split will exceed the current market price.

Effectiveness of the Reverse Stock Split and Mechanism for Share Exchange

      If the Reverse Split is approved by the shareholders and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the Reverse Split. As of the date of this Proxy Statement, the Board of Directors has not fixed a record date for the Reverse Split.

      If approved by the shareholders, the Reverse Split would become effective with the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State on any date selected by the Board of Directors on or prior to the Company's next annual meeting of shareholders. However, the Board of Directors reserves the right, even after shareholder approval, to forego or postpone filing the amendment if such action is determined not to be in the best interests of the Company and its shareholders. If the Reverse Split is not implemented by the Board of Directors and effected by the next annual meeting of shareholders, the authority to file the amendment and effect the reverse split will lapse. In such case, the Board of Directors will again seek shareholder approval at a future date for a reverse stock split if it deems it to be advisable at that time. A proposed "form" of amendment is attached hereto as Appendix B.

      If the Reverse Split is approved and the Board of Directors elects to effect the Reverse Split, then each share of Common Stock outstanding as of the record date chosen for the Reverse Split will immediately and automatically be changed, as of the effective date of the amendment, into a number which reflects the split ratio chosen by the Board of Directors. For example, if the Board of Directors approves a Reverse Split of one share for five shares, than each share of outstanding Common Stock will automatically be changed, as of the effective date of the Amendment, into one fifth of a share of Common Stock. In addition, proportional adjustments will be made to the maximum number of shares issuable under the Company's equity plans, as well as the number of shares issuable upon exercise and the exercise price of the Company's outstanding options and conversion of the Company's Series A Stock and Series B Stock.

      No fractional shares of Common Stock will be issued in connection with the Reverse Split. Holders of Common Stock who would receive a fractional share of Common Stock due to the Reverse Split will receive cash in lieu of the fractional share. The cash payment will be equal to the product of the fractional share times the daily average of the high and low sale price for the Company's Common Stock over the five trading days immediately prior to the effective date of the Amendment. The ownership of a fractional interest will not give the holder thereof any voting or other rights with respect to the fractional interest, except the right to receive the cash payment.

      The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. Instead, any fractional shares shall be rounded to the nearest whole share.

      Management does not anticipate that the Company's financial condition, the percentage ownership of management, the number of our shareholders, or any aspect of the Company's business will materially change as a result of the Reverse Split. Because the Reverse Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the proposed Reverse Split will not alter the relative rights and preferences of existing shareholders.

      Provided that the Reverse Split is approved by the shareholders and the Board of Directors fixes a record date and effects the Reverse Split, then it will notify each holder of record with instructions for the surrender and exchange of certificates.

      Based on the foregoing discussion, the Board of Directors requests that shareholders approve the following resolutions in connection with the proposed Reverse Split:

      RESOLVED, that the shareholders of the Company hereby authorize the Board of Directors, at any time prior to the next annual meeting of shareholders, to amend the Company's Articles of Incorporation to affect a combination of the Company's issued and outstanding Common Stock using the ratio x:1, with x equaling three, five, seven or ten, which number shall be chosen by the Board of Directors in its discretion (the "Reverse Split"); and it is further

      RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered (any one of them acting alone), in the name of and on behalf of the Company, to procure any authorizations or approvals or to do or cause to be done all such acts or things and to sign and deliver or cause to be signed and delivered, all such documents, including but not limited to, an amendment to the Articles of Incorporation, stock certificates, federal and state securities forms, filings, applications or other documents, with such amendments, additions and other modifications thereto, as such officer may deem appropriate, which shall be deemed conclusively evidenced by the execution and delivery thereof, and to carry out and fully perform the terms and provisions of such documents in order to carry into effect the foregoing resolutions and to fully effect the transactions contemplated in such resolutions.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AUTHORIZATION TO
          EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

           PROPOSAL #5 - APPROVAL OF AMENDMENT TO AUTHORIZE A FORWARD
                           SPLIT OF OUR COMMON STOCK.

      The Company's shareholders are being asked to authorize the Board of Directors, in its discretion, to amend the Company's Articles of Incorporation to effect a "forward split" of its issued and outstanding Common Stock (the "Forward Split") at any time prior to the next annual meeting of shareholders. By approving this proposal, the Board of Directors will be empowered to forward split the Company's Common Stock in the ratio of two shares for each one outstanding share.

Reasons for the Forward Split

      The Company believes that the increase in the number of shares of Common Stock outstanding may make it more attractive to possible merger or acquisition candidates and may enhance its ability to raise capital through the financial markets.

      There can be no assurance that the market price of the Common Stock immediately after the Forward Split will be maintained for any period of time, or that the market price of the Common Stock after the proposed Forward Split will exceed the current market price.

Effectiveness of the Forward Stock Split and Mechanism for Share Exchange

      If the Forward Split is approved by the shareholders and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the Forward Split. As of the date of this Proxy Statement, the Board of Directors has not fixed a record date for the Forward Split.

      If approved by the shareholders, the Forward Split would become effective with the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State on any date selected by the Board of Directors on or prior to the Company's next annual meeting of shareholders. However, the Board of Directors reserves the right, even after shareholder approval, to forego or postpone filing the amendment if such action is determined not to be in the best interests of the Company and its shareholders. If the Forward Split is not implemented by the Board of Directors and effected by the next annual meeting of shareholders, the authority to file the amendment and effect the forward split will lapse. In such case, the Board of Directors will again seek shareholder approval at a future date for a forward stock split if it deems it to be advisable at that time. A proposed "form" of amendment is attached hereto as Appendix B.

      If the Forward Split is approved and the Board of Directors elects to effect the Forward Split, then each share of Common Stock outstanding as of the record date chosen for the Forward Split will immediately and automatically be changed, as of the effective date of the amendment. If the Board of Directors approves the Forward Split, than each share of outstanding Common Stock will automatically be changed, as of the effective date of the Amendment, into two shares of Common Stock. In addition, proportional adjustments will be made to the maximum number of shares issuable under the Company's equity plans, as well as the number of shares issuable upon exercise and the exercise price of the Company's outstanding options and conversion of the Company's Series A Stock and Series B Stock.

      Management does not anticipate that the Company's financial condition, the percentage ownership of management, the number of our shareholders, or any aspect of the Company's business will materially change as a result of the Forward Split. Because the Forward Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the proposed Forward Split will not alter the relative rights and preferences of existing shareholders.

      Provided that the Forward Split is approved by the shareholders and the Board of Directors fixes a record date and effects the Forward Split, then it will notify each holder of record with instructions for the surrender and exchange of certificates.

      Based on the foregoing discussion, the Board of Directors requests that shareholders approve the following resolutions in connection with the proposed Forward Split:

      RESOLVED, that the shareholders of the Company hereby authorize the Board of Directors, at any time prior to the next annual meeting of shareholders, to amend the Company's Articles of Incorporation to affect a combination of the Company's issued and outstanding Common Stock using the ratio 1:2, and it is further

      RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered (any one of them acting alone), in the name of and on behalf of the Company, to procure any authorizations or approvals or to do or cause to be done all such acts or things and to sign and deliver or cause to be signed and delivered, all such documents, including but not limited to, an amendment to the Articles of Incorporation, stock certificates, federal and state securities forms, filings, applications or other documents, with such amendments, additions and other modifications thereto, as such officer may deem appropriate, which shall be deemed conclusively evidenced by the execution and delivery thereof, and to carry out and fully perform the terms and provisions of such documents in order to carry into effect the foregoing resolutions and to fully effect the transactions contemplated in such resolutions.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AUTHORIZATION TO
          EFFECT A FORWARD STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

           PROPOSAL #6 - APPROVAL TO CHANGE THE NAME OF THE COMPANY TO
                         CARDINAL COMMUNICATIONS, INC.

      The Board of Directors has adopted a resolution changing the name of the Company from Usurf America, Inc. to Cardinal Communications, Inc., subject to shareholder approval. The name change will be effected by amending the Articles of Incorporation and filing the amendment in the State of Nevada. The form of amendment setting forth the name change is attached hereto as Appendix A.

REASONS FOR CHANGE OF COMPANY NAME

      The Board of Directors is of the opinion that the proposed new name, Cardinal Communications, Inc. will provide a strong platform for the Company's future growth, both locally and in markets nationwide, as the new name expands the intended message of the name brand from an Internet supplier to a broad communications provider that offers a full spectrum of communication tools and technology. The Board considers that the proposed new name will effectively reflect the Company's core focus as a provider of voice (telephone), video (cable television) and data (Internet) services to business and residential customers, and will position the company as a strong competitor as it seeks to serve communities nationwide. The Board believes that the proposed change of name of the Company and the adoption of the new name of the Company are in the best interests of the Company and the Shareholders as a whole.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO CHANGE THE
 NAME OF THE COMPANY FROM USURF AMERICA, INC. TO CARDINAL COMMUNICATIONS, INC.

TRANSACTION OF OTHER BUSINESS

      At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

      Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

      Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any shareholder who intends to present a proposal at the next Annual Meeting of Shareholders in the year 2006 must deliver the proposal, including the name of a proposed nominee to the Board of Directors, or to our principal executive office no later than the close of business on December 29, 2005.

      Notice of intention to present a proposal at the 2006 Annual Meeting should be addressed to Corporate Secretary, USURF America, Inc., 390 Interlocken Crescent, Suite 900 Broomfield, Colorado 80021. The Company reserves the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

                                      PROXY
                               USURF AMERICA, INC.

  This proxy is solicited on behalf of the Board of Directors for the Special
       Meeting of Shareholders in Lieu of Annual Meeting, on June 9 2005

      This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the six proposals set forth in the proxy statement.

      The undersigned hereby appoints David Weisman and Edouard A. Garneau, each of them, Proxies for the undersigned, with full power of substitution, to vote all shares of USURF America, Inc. Common Stock which the undersigned may be entitled to vote at the Special Meeting of Shareholders of USURF America, Inc. to be held on Thursday, June 9, 2005, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

     PROPOSAL #1:   ELECTION OF DIRECTORS:

                    DAVID A. WEISMAN                              FOR  |_|        AGAINST  |_|        ABSTAIN  |_|

                    EDOUARD A. GARNEAU                            FOR  |_|        AGAINST  |_|        ABSTAIN  |_|

                    RICHARD E. WILSON                             FOR  |_|        AGAINST  |_|        ABSTAIN  |_|

                    JEFFEREY W. FIEBIG                            FOR  |_|        AGAINST  |_|        ABSTAIN  |_|

                    BYRON T. YOUNG                                FOR  |_|        AGAINST  |_|        ABSTAIN  |_|

     PROPOSAL #2:   APPROVAL AND RATIFICATION OF AJ.
                    ROBBINS, PC AS THE COMPANY'S
                    INDEPENDENT AUDITORS                          FOR  |_|        AGAINST  |_|        ABSTAIN  |_|

     PROPOSAL #3:   APPROVAL TO INCREASE THE NUMBER OF
                    AUTHORIZED SHARES OF COMMON STOCK             FOR  |_|        AGAINST  |_|        ABSTAIN  |_|

     PROPOSAL #4:   AUTHORIZATION FOR REVERSE STOCK
                    SPLIT OF THE COMMON STOCK
                    PRIOR TO THE NEXT ANNUAL MEETING              FOR  |_|        AGAINST  |_|        ABSTAIN  |_|

     PROPOSAL #5:   AUTHORIZATION FOR A FORWARD STOCK
                    SPLIT OF THE COMMON STOCK
                    PRIOR TO THE NEXT ANNUAL MEETING              FOR  |_|        AGAINST  |_|        ABSTAIN  |_|


     PROPOSAL #6:   APPROVE NAME CHANGE
                    OF THE COMPANY                                FOR  |_|        AGAINST  |_|        ABSTAIN  |_|

Please mark, date and sign your proxy card and mail it in the enclosed envelope as soon as possible.

In their discretion, proxies are entitled to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.


Signature_______________________________________ Date___________________

Class and number of shares held_________________________________________


Signature______________________________________  Date___________________

Class and number of shares held ________________________________________

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

                                  APPENDIX A

FORM OF ARTICLES OF AMENDMENT TO INCREASE THE AUTHORIZED COMMON STOCK AND CHANGE
                            THE NAME OF THE COMPANY

      Article One is hereby amended and restated in its entirety as follows: " The name of the Corporation is Cardinal Communications, Inc."

      Article Four, Section 4.1, is hereby amended and restated in its entirety as follows: " 4.1 The aggregate number of shares which the Corporation shall have the authority to issue is Nine Hundred Million (900,000,000) shares. Of such 900,000,000 shares, Eight Hundred Million (800,000,000), are classified as common stock, $.0001 par value per share ("Common Stock"), and One Hundred Million (100,000,000), are classified as preferred stock, $.0001 par value per share ("Preferred Stock"). All shares of Common Stock and Preferred Stock, when issued shall be non-assessable and fully paid."

                                   APPENDIX B

       FORM OF AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A REVERSE
                            SPLIT OF THE COMMON STOCK

      Article Four, Section 4.1 is hereby amended to include at the end of such Section, the following language: "Upon the filing of this Certificate of Amendment to Articles of Incorporation, (the "Split Effective Date"), each ______ shares of common stock, par value $.0001 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Split Effective Date (the "Old Common Stock") shall automatically without any action on part of the holder thereof, be reclassified and changed into one share of common stock, par value $.0001 per share, which the Corporation shall be authorized to issue immediately subsequent to the Split Effective Date (the "New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Split Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Split Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. No fractional shares of New Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. Instead, any fractional shares shall be rounded to the nearest whole share."

                                   APPENDIX C

           FORM OF AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A
                        FORWARD SPLIT OF THE COMMON STOCK

      Article Four, Section 4.1 is hereby amended to include at the end of such section, the following language: "Immediately upon the filing of this Certificate of Amendment to the Articles of Incorporation (the "Filing Date"), each one outstanding share of the Corporation's Common Stock will be split, automatically and without further action into two shares of Common Stock. Such split shall be effected on a certificate-by-certificate basis, and any fractional shares resulting from such split shall be rounded up to the nearest whole share."

                                   APPENDIX D

                               USURF AMERICA, INC.

                         CHARTER OF THE AUDIT COMMITTEE

                              PURPOSE AND AUTHORITY

      The Audit Committee (the "Committee") assists the Board of Directors (the "Board") of USURF America, Inc. (the "Company") in fulfilling its responsibilities as to the quality and integrity of the Company's financial records and reports. The Committee's purpose is to prepare the report that rules of the Securities and Exchange Commission ("SEC") require be included in the Company's annual proxy statement and to assist Board oversight of:

      o the integrity of the Company's financial statements by overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements;

      o     the Company's compliance with legal and regulatory requirements;

      o     the independent auditor's qualifications and independence; and

      o the performance of the Company's internal audit function and independent auditors.

                              COMMITTEE MEMBERSHIP

      The Committee shall consist of no fewer than 3 members all of whom meet the independence requirements of The American Stock Exchange. No Committee member may receive any consulting, advisory or other fees from the Company other than director and committee fees. No Committee member may simultaneously serve on the audit committee of more than two other public company audit committees. Each Committee member must be financially literate, as determined by the Board, and at least one member shall have accounting or related financial management expertise and must be a "financial expert," as defined by the SEC.

      The Committee shall have at least three members and shall be appointed by the Board, on the recommendation of the Nominating Committee, to serve an annual term. Committee members may be replaced by the Board. One Committee member shall be designated as the Chair.

      The Company shall provide the Committee with such funding as the Committee determines to be necessary or appropriate to carry out its duties.

                           DUTIES AND RESPONSIBILITIES

General:

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

      The operation of the committee shall be subject to the bylaws of the company, as in effect from time to time. The committee shall have the full power and authority to carry out the following responsibilities:

A.    INDEPENDENT AUDIT

      1. Establish a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders.

      2. Select the independent auditing firm to be engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, including with respect to conducting the annual audit of the financial statements of the Company and its subsidiaries for the ensuing year (subject, if applicable, to shareholder ratification).

      3. Approve the compensation of the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, including with respect to their annual examination and quarterly reviews, examine the contents of their engagement letter and approve and oversee all such audit, review or attest services to be provided to the Company.

      4. At least annually, obtain and review a report by the independent auditors describing (a) the firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues. Consider whether, in the interest of independence, there should be regular rotation of the audit firm. Confirm that the lead audit partner and the audit partner responsible for reviewing the audit are rotated at least once every five years. Present its conclusions on the foregoing matters to the Board.

      5. Review with the independent auditors, prior to the beginning of their audit, the scope of their examination and planning and staffing of the audit.

      6. Meet with the independent auditors, without management present, and inquire as to:

            o whether there were any audit problems or difficulties encountered during their audit, including any restrictions on the scope of activities or access to requested information, and management's response;

            o whether there were accounting or disclosure issues not resolved to their satisfaction; and

            o whether there were any other matters (including matters affecting their independence) that should be discussed with the Committee that have not been raised or covered elsewhere.

      7. Report the results of the audit to the Board and, if the Committee is satisfied with all of its reviews and discussions, recommend that the audited financial statements be included in the Annual Report on Form 10-K/10-KSB filed with the SEC.

      8. Obtain from the independent auditors an annual written communication that is prepared in accordance with Standard No. 1 of the Independence Standards Board delineating all relationships of the independent auditors with the Company as well as the nature and extent of the professional advisory services provided to the Company and take (or recommend that the Board take) appropriate action to oversee the independence of the independent auditors..

      9. Resolve any disagreements between the independent auditors and management, including with respect to financial reporting.

      10. Review and evaluate the independent auditors' qualifications, independence and performance, including a review and evaluation of the lead partner of the auditor, taking into account the opinions of Company management and personnel responsible for the Company's internal audit function, and, if necessary, terminate and replace the independent auditor.

B.    INTERIM AND ANNUAL FINANCIAL REPORTS

      1. Review and discuss the Company's interim and annual financial statements with management and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

      2. Generally discuss earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release or each instance in which the Company provides earnings guidance.

      3. Discuss with the independent auditors the results of their review of the interim financial results in accordance with Statement on Auditing Standards No. 71, such that the results are communicated:

            o prior to the filing with the SEC of the Company's Quarterly Report on Form 10-Q/10-QSB; and

            o either to all members of the Committee or to the Chair of the Committee.

      4. Discuss with outside counsel and other members of management the substance of any significant litigation, contingencies or claims that had, or may have, a significant impact on the financial statements.

      5.    Obtain timely reports from the independent auditors regarding:

            o the appropriateness and consistent application of the Company's critical accounting policies and practices;

            o all alternative treatments of financial information within generally accepted accounting principles discussed between the independent auditors and management, the ramifications of the use of such alternative treatments and the independent auditors' preferred treatment;

            o     the reasonableness of significant estimates and judgments;

            o the clarity and completeness of the Company's financial disclosure practices;

            o any other material written communication between the auditors and management, such as any management letter or schedule of unadjusted differences; and

            o discuss with management and the independent auditors the quality, not just the acceptability, of the Company's accounting principles.

C.    INTERNAL CONTROLS

      1. Review and discuss the activities of management to provide reasonable assurance as to the adequacy and effectiveness of the Company's internal accounting and financial controls, including those related to the security of its information systems and risk assessment and risk management.

      2. Review the independent auditors' letter to management containing suggestions for improvements in the Company's accounting policies, procedures and internal controls, and ascertain that management has adequately responded to the letter.

      3. Review the appointment and replacement of the senior internal auditing executive.

      4. Receive quarterly reports from management on the Company's risk exposure to floating rate debt, and review the terms and market value of all derivative instruments used to manage interest rate and other financial risks.

      5. Obtain reports from management, the Company's senior internal auditing executive and independent auditors that the Company and its subsidiaries are in compliance with applicable laws and regulations, as well as the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions.

D.    OTHER

      1. Pre-approve all non-audit services to be provided to the Company by the independent auditors and confirm that such services are not prohibited by law or the rules of The American Stock Exchange and are disclosed in the Company's SEC filings.

      2. Engage any outside advisors, including independent counsel and other advisors that the Committee determines to be necessary or appropriate to carry out its duties and approve the compensation and other retention terms of such advisors.

      3. Review the adequacy of the professional qualifications of the Company's accounting personnel and assess succession planning within the Company's accounting organization.

      4. Establish hiring policies for employees and former employees of the independent auditors. Confirm that within the year preceding the start of each year's audit, none of the Company's Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer or any person serving in an equivalent position for the Company was employed by the auditors or participated in any capacity in the Company's audit.

      5. Receive explanations from management or the independent auditors of changes in, or adoption of, accounting principles and reporting and auditing standards that have had, or may have, an effect on the financial statements.

      6. Review the Company's major financial exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      7. Review the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

      8. Receive briefings on other accounting and financial matters on a regular basis to expand each member's knowledge of matters impacting the Company.

      9. Review and approval all related party transactions and review all disclosures of such transactions.

      10. Investigate any other matter brought to the Committee's attention within the scope of its duties and retain outside legal counsel and other experts for this purpose if, in the Committee's judgment, that is appropriate.

      11. Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

      12. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

      13. Review and reassess this Charter as circumstances dictate, but no less frequently than annually.

      14.   Review and evaluate its performance at least annually.

                                    MEETINGS

      The Committee shall meet at least quarterly, unless otherwise agreed. The Committee may establish its own schedule and notify the Board. The Committee shall meet separately, periodically, with management, the internal auditors (or other personnel responsible for the internal audit function) and the independent auditors.

                                     MINUTES

      The Committee will maintain written minutes of its meeting which minutes will be filed with the minutes of the meetings of the board.

                                   APPENDIX E

                               USURF AMERICA, INC.

                       CHARTER OF THE NOMINATING COMMITTEE

                              PURPOSE AND AUTHORITY

      The Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board") of USURF America, Inc. (the "Company") to (i) assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of stockholders; (ii) develop and recommend to the Board the corporate governance guidelines applicable to the Company; (iii) lead the Board in its annual review of the Board's performance; (iv) conduct an annual assessment of each committee; and (v) recommend to the Board director nominees for each committee.

      The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Committee shall also undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

                              COMMITTEE MEMBERSHIP

      The Committee shall consist of no fewer than two members. The members of the Committee shall meet the independence requirements of The American Stock Exchange.

      The members of the Committee and its Chairperson shall be appointed by the Board at the recommendation of the Chairman of the Board to serve an annual term. Committee members may be replaced by the Board. The Chairman of the Board of Directors will be an ex-officio member of the Committee.

      If the Chairperson is not present, the members may designate an acting Chairperson by majority vote of the membership present.

                           DUTIES AND RESPONSIBILITIES

      The Committee shall report, at least annually, to the Board. Further, the Committee shall:

      1. Actively seek and identify individuals qualified to become Board members and recommend to the Board the director nominees for the next annual meeting of shareholders. In nominating a slate of directors, the Committee's objective is to select individuals with skills and experience that can assist the Company and the Board achieve their objectives.

      2.    Monitor the size and composition of the Board.

      3. Receive comments from all directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year of the Company.

      4. Review and reassess the adequacy of the Statement on Corporate Governance of the Company at least annually and recommend any proposed changes to the Board for approval.

      5. Form and delegate authority to subcommittees when appropriate. Any such subcommittees must adopt and publish appropriate charters.

      6. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      7.    Review its own performance at least annually.

                                    MEETINGS

      The Committee will meet at least two times each year. The Committee may establish its own schedule and notify the Board.

                                     MINUTES

      The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

                                   APPENDIX F

                               USURF AMERICA, INC.

                          DISCLOSURE COMMITTEE CHARTER

                              PURPOSE AND AUTHORITY

      The Disclosure Committee (the "Committee") is appointed by the Audit Committee (the "Audit Committee") of the Board of Directors of USURF America, Inc. (the "Company") to assist the Audit Committee in discharging its responsibilities relating to the reports and statements filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This Charter (the "Charter") has been adopted by the Chief Executive Officer and the Chief Accounting Officer of the Company (each, a "Senior Officer" and collectively, the "Senior Officers") and ratified by the Audit Committee.

      Subject to the guidance and supervision of the Senior Officers, the Committee will:

      1. Design, establish and maintain controls and other procedures (the "Disclosure Controls and Procedures") to ensure that:

            A. information required to be disclosed in the reports and statements filed by the Company pursuant to the Exchange Act, is recorded, processed, summarized and reported in conformity with, and within the time periods specified by, the Exchange Act and the rules and forms of the Securities and Exchange Commission (the "SEC");

            B. information required to be disclosed in registration statements and prospectuses filed by the Company pursuant to the Securities Act of 1933, as amended (the "Securities Act"), is recorded, processed, summarized and disclosed in conformity with the Securities Act and the rules and forms of the SEC;

            C.    information included in the documents identified in clauses
                  A.1 and A.2 (collectively, "Disclosure Documents") is recorded, processed, summarized and disclosed so that:

                  o Disclosure Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; and

                  o any financial statements and other financial information included in Disclosure Documents fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of and for the periods presented therein; and

            D. all information to be included in any Disclosure Document is communicated to the Company's management, including, without limitation, the Senior Officers, as appropriate to allow timely decisions regarding required disclosure.

      2. Evaluate the effectiveness of the Disclosure Controls and Procedures on a regular basis, but in no event later than as of a date within 90 days prior to the filing date of any Annual Report on Form 10-K and each Quarterly Report on Form 10-Q and, in each case, communicate to the Company's management, including, without limitation, the Senior Officers:

            A. the Committee's conclusions regarding the effectiveness of the Disclosure Controls and Procedures;

            B. all significant deficiencies in the design or operation of the Disclosure Controls and Procedures which could adversely affect the Company's ability to record, process, summarize and report information identified in clauses A.l through A.3 above;

            C. any fraud, whether or not material, that involves management or other employees who have a significant role in the Disclosure Controls and Procedures, including, without limitation, internal controls; and

            D. any significant changes in the Disclosure Controls and Procedures, including, without limitation, internal controls, or in other factors that could significantly affect the Disclosure Controls and Procedures, including, without limitation, internal controls, subsequent to the date of the Committee's most recent evaluation, including, without limitation, any corrective actions with regard to significant deficiencies and material weaknesses.

      3. Design, establish and maintain a process pursuant to which the Committee shall be responsible for preparing and approving the disclosure included in the Disclosure Documents.

      4. Maintain written records of the Disclosure Controls and Procedures followed in connection with the preparation and approval of Disclosure Documents.

      5. Undertakeany other responsibilities delegated to it from time to time by any Senior Officer to assist that Senior Officer in fulfilling his or her responsibility for oversight of compliance with the Disclosure Controls and Procedures.

      In discharging its duties, the Committee shall have access to all Company books, records, facilities and personnel, as well as the Company's outside auditors and outside counsel.

I.    MEMBERSHIP, PROCESS

      1. The Committee shall consist of officers or employees of the Company appointed from time to time by the Senior Officers; provided, however, that at least one member of the Committee shall be an accountant with expertise in accounting and SEC financial reporting. Notwithstanding the foregoing, the Senior Officers at their option may from time to time assume any or all of the responsibilities of the Committee set forth in this Charter or may appoint two or more members (who among themselves shall have the expertise described in the proviso in the preceding sentence) to approve Disclosure Documents when time or other circumstances do not permit the full Committee to meet, all in order to ensure compliance with the objectives stated in clause A. above.

            The members of the Committee may be appointed or removed by any Senior Officer or by a majority vote of the Audit Committee or the Company's Board of Directors.

            One member of the Committee shall be appointed by a Senior Officer as Chairperson. The Chairperson shall be responsible for scheduling and presiding over the Committee's meetings, preparing agendas for such meetings and supervising the work of the Committee.

      2. The Committee shall meet regularly and shall meet with the Senior Officers, the Audit Committee and the Company's outside auditors, in each case as necessary, appropriate or desirable to discharge the responsibilities set forth in this Charter. The Committee may invite to its meetings any director, member of management and such other persons as it deems appropriate in order to carry out its responsibilities.

      3. No member of the Committee shall receive compensation for serving on the Committee.

III.  PERIODIC EVALUATION

      The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Senior Officers any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

                            INSTRUCTIONS TO REVIEWERS

Please find enclosed a draft disclosure document relating to the company. We encourage you to read this document in its entirety. The portions of such document that you are particularly responsible for reviewing have been highlighted for your convenience. [IF APPLICABLE: We have enclosed a copy of the sec rules that set forth the information that needs to be disclosed in the sections of the enclosed document you are requested to review.] After completing your review but in any event not later than [DATE], please contact [INSERT NAME OF MEMBER OF DISCLOSURE COMMITTEE] and inform [HIM/HER] as to whether or not:

      A. the information you are required to review contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading and, if yes, identify such untrue statement(s) or omission(s);

      B. [IF APPLICABLE: such information complies with the enclosed SEC rules and, if not, in what respects such information needs to be modified in order to comply with such SEC rules; and]

      C. [IF APPLICABLE: the enclosed financial statements (including footnote and schedule disclosure) and other financial information fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of and for the periods presented and, if not, in what respects such financial statements (including footnote and schedule disclosure) and other financial information need to be modified in order to fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of and for the periods presented.]

      With respect to clause (1) above, "material" means information that is important to an investor in deciding whether or not to buy, hold or sell securities of the Company. However, you are not required to evaluate materiality as to the Company as a whole. Rather, you are requested to evaluate materiality as to your particular business unit, segment or geographic region, as applicable. The Disclosure Committee will then evaluate the materiality of any disclosure issue you raise as to the Company as a whole. A member of the Disclosure Committee will then contact you to inform you of the results of the Disclosure Committee's evaluation.

      [IF APPLICABLE: with respect to (3) above, "fairly present" is not limited to the financial statements and other financial information having been presented in accordance with GAAP. Rather, the term "fairly present" encompasses the selection of appropriate accounting policies, the appropriate application of appropriate accounting policies, disclosure of financial information that is informative and reasonably reflects the underlying transactions and events and the inclusion of any additional disclosure necessary to provide investors with a materially accurate and complete picture of the Company's financial condition, results of operations and cash flows.]

      Please note that you will be required to sign the enclosed form of certification with respect to the final version of the portions of the enclosed disclosure document that you are responsible for reviewing.

      Please be advised that any material defects in the Company's disclosure could result in civil and/ or criminal liability for the Company and its officers and directors. It is, therefore, critically important that you conduct your review in a diligent manner.

      Please feel free to contact [INSERT NAME OF MEMBER OF DISCLOSURE COMMITTEE] with respect to any questions you may have in conducting your review.

                                                        THE DISCLOSURE COMMITTEE

                        CERTIFICATION OF OFFICERS AND/OR
                                    EMPLOYEES

The undersigned, being [INSERT TITLE OF OFFICER OR EMPLOYEE] of USURF America, Inc. (the "Company"), hereby certifies that:

      A.    I have reviewed the enclosed disclosure; and

      B. I have complied in all material respects with the provisions set forth in "Instructions to Reviewers" with respect to the enclosed disclosure; and

      C. I have disclosed to Company's Disclosure Committee each incident of fraud that I am aware of, whether or not material, that occurred in [identify region, business segment or unit, as applicable] and involves any employee or agent of the Company.

The undersigned acknowledges that the Company's Chief Executive Officer and Chief Financial Officer will rely on this certification in connection with their certification of the enclosed disclosure pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the SEC rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have signed this certification on this __ day of __________, 20_.


                                        ----------------------------------------


                                        ----------------------------------------
                                        [INSERT NAME OF INDIVIDUAL]

                                        ----------------------------------------

                   CERTIFICATION OF OFFICERS AND/OR EMPLOYEES

The undersigned, being [INSERT TITLE OF OFFICER OR EMPLOYEE] of USURF America, Inc. (the "Company"), hereby certifies that:

      A. To my knowledge, the enclosed financial statements for which I am responsible [fairly present)1 in all material respects the financial condition, results of operations and cash flows of the Company's [INSERT NAME OF BUSINESS UNIT] (the "Unit") as of, and for, the periods presented in those financial statements;

      B. The statements made by me to the Company's Disclosure Committee during the [MEETING/TELEPHONE CONFERENCE] held on [INSERT DATE] are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading;

      C. I have disclosed to the Company's Disclosure Committee any and all material developments, whether positive or negative, relating to the Unit; and

      D. I have disclosed to the Company's Disclosure Committee each incident of fraud that I am aware of, whether or not material, that occurred in the Unit and involves any employee or agent of the Company.

      With respect to clauses (1) through (4) above, I have evaluated materiality as to the Unit.

      With respect to (1) above, "fairly present" is not limited to the financial statements and other financial information having been presented in accordance with GAAP. Rather, the term "fairly present" encompasses the selection of appropriate accounting policies, the appropriate application of appropriate accounting policies, disclosure of financial information that is informative and reasonably reflects the underlying transactions and events and the inclusion of any additional disclosure necessary to provide investors with a materially accurate and complete picture of the Unit's financial condition, results of operations and cash flows.

      The undersigned acknowledges that the Company's Chief Executive Officer and Chief Financial Officer (together, the " Certifying Officers") will rely on this certification in connection with their certification of the Company's periodic reports pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

----------
1 This certification would not be applicable in circumstances where the financial information is so summary as to not admit a "fairly present" standard. In that case, the standard to be used should be determined based on the kind of financial statements available and their level of detail. As an example, an alternative certification could be as follows:

      "To my knowledge, the enclosed financial statements of the Unit for which I am responsible are true and correct in all material respects and have been prepared in accordance with GAAP in all material respects. I have fully and accurately communicated to the Company's Disclosure Committee any risks, contingencies, transactions, arrangements, trends, uncertainties or other similar or related information of which I am aware that could affect the financial condition, results of operations or cash flows of the Unit in any material respect and which are not expressly identified in the enclosed financial statements."

      IN WITNESS WHEREOF, I have signed this certification on this ___ day of _____________, 20_.


                                        ----------------------------------------


                                        ----------------------------------------
                                        [INSERT NAME OF INDIVIDUAL]

                                        ----------------------------------------